The symbol "**" is used throughout this exhibit to indicate that a portion of the exhibit has been omitted and filed separately with the Commission.

                                  Exhibit 10.44
                                  -------------

                        RELEASE AND SETTLEMENT AGREEMENT

          This Release and Settlement Agreement (the "Agreement"), dated March 26, 1997 (the "Effective Date"), is made by and among CELL GENESYS, INC., a Delaware corporation ("Cell Genesys"), ABGENIX, INC., a Delaware corporation and subsidiary of Cell Genesys ("Abgenix"), XENOTECH, L.P., a California limited partnership ("Xenotech"), JAPAN TOBACCO INC., a Japanese corporation ("Japan Tobacco"), and GENPHARM INTERNATIONAL, INC., a California corporation ("GenPharm"). Cell Genesys, Abgenix, Japan Tobacco, Xenotech and GenPharm are referred to collectively as the "Parties."


                                    RECITALS


          WHEREAS, Cell Genesys, Abgenix, Xenotech and Japan Tobacco, on the one hand, and GenPharm, on the other hand, each desires to settle any and all claims and, as part of that settlement, will enter into a patent cross-license.

          NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereunder set forth, it is agreed by and among the Parties as follows:


1.   CONSIDERATION.  Simultaneously with the execution of this Agreement:

     1.1  Cross License Agreement.  The Parties are entering into a patent cross
          -----------------------
license in the form attached hereto as Exhibit A.


     1.2  Sublicense Agreement. GenPharm and Cell Genesys are entering into a
          --------------------
sublicense agreement in the cell mediated therapy field in the form attached hereto as Exhibit B.


     1.3  Dismissal of Infringement Actions.  GenPharm is delivering to Abgenix,
          ---------------------------------
for filing with the United States District Court for the Northern District of California, executed requests in the form attached hereto as Exhibit C for dismissal with prejudice of the suit filed by GenPharm against Abgenix in the United States District Court for the Northern District of California on October 24, 1996 (Case No. C-96-3861 CW, styled GenPharm International, Inc. v. Abgenix,
                                        ----------------------------------------
Inc.) and the suit filed by GenPharm against Abgenix in the United States
----
District Court for the Northern District of California on January 7, 1997 (Case No. C-97-0058 CW, styled GenPharm International, Inc. v. Abgenix, Inc.). Each
                         ---------------------------------------------
party shall bear its own costs.


     1.4  Dismissal of Antitrust Appeal.  GenPharm is delivering to Cell Genesys
          -----------------------------
and Japan Tobacco by delivery to O'Melveny & Myers for filing, promptly upon receipt of the payments under Section 1.6 of this Agreement and Section 3.1 of the Cross License Agreement, with the United States Court of Appeals for the Ninth Circuit, an executed agreement in the form attached hereto as Exhibit D for the dismissal with prejudice of the appeal currently pending before the United States Court of Appeals for the Ninth Circuit (Docket No. 97-15108) of the dismissal by the United States District Court for the Northern District of California of the suit filed by GenPharm against Cell Genesys and Japan Tobacco (Case No. C-96-0487 CW, styled GenPharm
                                                                       --------
International, Inc. v. Japan Tobacco Inc., et al.).  Each party shall bear its
-------------------------------------------------
own costs.


     1.5  Interference Settlement Procedure Agreement.  The Parties are entering
          -------------------------------------------
into an agreement regarding potential interference proceedings in the United States, the terms of which are attached hereto as Exhibit E.


     1.6  Payment.  In partial consideration of this Agreement, Japan Tobacco
          -------
will pay GenPharm [**] within fifteen business days of the Effective Date of this Agreement. Time shall be of the essence with respect to the time period for this payment. Upon payment, GenPharm shall promptly provide a written acknowledgment thereof to Japan Tobacco.


     1.7  No Deduction or Set-off, etc.  All payments under Section 1.6 shall be
          ----------------------------
made without any set-off and without deduction whatsoever for or on account of any non-United States taxes or similar governmental charges or costs of transfer.

[**] Confidential Treatment Requested

2.   RELEASES.


     2.1  GenPharm's Release.  GenPharm hereby releases Cell Genesys, Abgenix,
          ------------------
Xenotech and Japan Tobacco, and their successors and assigns, parents, subsidiaries, divisions, affiliated corporations, directors, officers, shareholders, agents, representatives, employees, consultants and attorneys, past and present, and each of them, from all claims, duties, obligations or causes of action, known or unknown, suspected or unsuspected, concealed or not, arising prior to the date of this Agreement. This release includes, but is not limited to, claims for damages, equitable relief, costs and fees related to allegations of patent infringement, trade secret misappropriation, unfair business practices, abuse of process, malicious prosecution, breach of contract, and violation of federal or state antitrust laws. This release shall, at GenPharm's option, be void nunc pro tunc, if, by fifteen business days following
                           ---- --- ----
the Effective Date, the payments provided in Section 1.6 of this Agreement and
Section 3.1 of the Cross License Agreement have not been made. Time shall be of the essence with respect to the time period for these payments.


     2.2  Cell Genesys' and Abgenix' Release.  Cell Genesys and Abgenix hereby
          ----------------------------------
each releases GenPharm, and its successors and assigns, parents, subsidiaries, divisions, affiliated corporations, directors, officers, shareholders, agents, representatives, employees, consultants and attorneys, past and present, and each of them, from all claims, duties, obligations or causes of action, known or unknown, suspected or unsuspected, concealed or not, arising prior to the date of this Agreement. This release includes, but is not limited to, claims for damages, equitable relief, costs and fees related to allegations of patent infringement, trade secret misappropriation, unfair business practices, abuse of process, malicious prosecution, breach of contract, and violation of federal or state antitrust laws.


     2.3  Xenotech's Release.  Xenotech hereby releases GenPharm, and its
          ------------------
successors and assigns, parents, subsidiaries, divisions, affiliated corporations, directors, officers, shareholders, agents, representatives, employees, consultants and attorneys, past and present, and each of them, from all claims, duties, obligations or causes of action, known or unknown, suspected or unsuspected, concealed or not, arising prior to the date of this Agreement. This release includes, but is not limited to, claims for damages, equitable relief, costs and fees related to allegations of patent infringement, trade secret misappropriation, unfair business practices, abuse of process, malicious prosecution, breach of contract, and violation of federal or state antitrust laws.


     2.4  Japan Tobacco's Release.  Japan Tobacco hereby releases GenPharm, and
          -----------------------
its successors and assigns, parents, subsidiaries, divisions, affiliated corporations, directors, officers, shareholders, agents, representatives, employees, consultants and attorneys, past and present, and each of them, from all claims, duties, obligations or causes of action, known or unknown, suspected or unsuspected, concealed or not, arising prior to the date of this Agreement. This release includes, but is not limited to, claims for damages, equitable relief, costs and fees related to allegations of patent infringement, trade secret misappropriation, unfair business practices, abuse of process, malicious prosecution, breach of contract, and violation of federal or state antitrust laws.


     2.5  Civil Code (S) 1542.  In order to make the releases set forth in
          -------------------
Sections 2.1, 2.2, 2.3 and 2.4 hereof effective as to unknown, unsuspected or concealed claims, Cell Genesys, Abgenix, GenPharm, Xenotech and Japan Tobacco each expressly waives the benefits of California Civil Code (S) 1542:


          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.


Cell Genesys, Abgenix, GenPharm, Xenotech and Japan Tobacco have each been advised by their respective legal counsel and understand the significance of this waiver of California Civil Code (S) 1542 relating to unknown, unsuspected and concealed claims.

3. SETTLEMENT; NO ADMISSION. This Agreement in part constitutes a settlement of disputed claims. By entering into this Agreement and documents referred to in Article 1 hereof, none of the Parties admits any wrongdoing, liability or the merit or lack of merit of any claims or defenses arising from or in connection with any past or pending litigation between or among any of the Parties. The Parties agree that this Agreement and documents referred to in Article 1 hereof shall not be offered or used as evidence of liability nor as an admission of liability, responsibility or wrongdoing, at any time in any proceeding whatsoever.


4.   CONFIDENTIALITY; PUBLICITY.


     4.1 Japan Tobacco, Abgenix, Xenotech and Cell Genesys, on the one hand, and GenPharm, on the other hand, each agree that it will make no assertion of wrongdoing against the other in connection with any claim released hereunder, notwithstanding the allegations set forth in any past or pending litigation between or among any of the Parties.


     4.2 The Parties shall keep the terms of this Agreement confidential except where disclosure is required by law, legal process or tax purposes or where the disclosure is made pursuant to an undertaking or understanding of confidentiality.

     4.3 Each of the Parties agrees that, if it chooses to make a public announcment of this Agreement, it shall issue at a coordinated time the joint announcement attached hereto as Exhibit F. The Parties agree, and agree to cause their directors, officers and attorneys, not to make any statements to the media inconsistent with the joint announcement and the undertaking set forth in
Section 4.1 above.


     4.4 The Parties agree that nothing herein shall limit the discretion of any Party to give references with respect to the activities of its employees, past or present. No breach, or alleged breach, of any provision of Section 3 or this Section 4 shall be deemed to be so material a breach of this Agreement, or of any of the documents being executed contemporaneously herewith, as to provide a basis for termination or cancellation of this Agreement, or of any of the documents being executed contemporaneously herewith, or of any part of any of them. No Party shall have the right of setoff by reason of any breach, or alleged breach, of any provision of Section 3 or this Section 4.


     4.5 Notwithstanding anything in this Section 4, each Party may disclose to its shareholders (and its directors may disclose to the general and limited partners of investment funds that are shareholders of such Party, if applicable) the payments to be made by the Parties under this Agreement and the documents that are referred to in Article 1 hereof and the exhibits to such documents, the contingencies and other material terms with respect to future payments described in Section 3.2 of the Cross License Agreement, and the terms of the convertible subordinated promissory note of Cell Genesys, as well as any other information disclosed publicly by any of the other Parties, including disclosures to public shareholders or in publicly available government filings.


5. NOTICE. Any notice required or permitted to be given to the Parties hereto shall be given in writing and shall be deemed to have been properly given if delivered in person or when received if mailed by first class certified mail to the other party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.


     Xenotech:                Xenotech, L.P.
                              7601 Dumbarton Circle
                              Fremont, CA  94555
                              Attn: Chief Financial Officer

     Japan Tobacco Inc.:      Japan Tobacco Inc.
                              JT Building
                              2-1 Toranomon 2-chome
                              Minato-ku, Tokyo 105
                              Japan
                              Attn: Vice President,
                              Pharmaceutical Division

     with a copy to:          JT America Inc.
                              1825 South Grant Street, Suite 220
                              San Mateo, CA 94402
                              Attn: President
     and to:                  Gilbert, Segall and Young LLP
                              430 Park Avenue
                              New York, NY  10022
                              Attn:  Neal N. Beaton, Esq.

     Cell Genesys, Inc.:      Cell Genesys, Inc.
                              342 Lakeside Drive
                              Foster City, California 94404
                              Attn: President and CEO

     with a copy to:          O'Melveny & Myers
                              275 Battery Street
                              San Francisco, California 94111
                              Attn:  George A. Riley, Esq.

     Abgenix, Inc.            Abgenix, Inc.
                              7601 Dumbarton Circle
                              Fremont, CA  94555
                              Attn:  President and CEO

     with a copy to:          O'Melveny & Myers
                              275 Battery Street
                              San Francisco, California 94111
                              Attn:  George A. Riley, Esq.

     GenPharm International,  GenPharm International, Inc.
      Inc.                    855 California Ave., Suite C
                              Palo Alto, CA  94304
                              Attn:  CEO

6.   MISCELLANEOUS.

     6.1  No Prior Transfer.  Each of the Parties  represents and warrants that
          -----------------
they have not previously transferred any claim released in this Agreement.


     6.2  Complete Agreement; Amendments.  This Agreement, together with the
          ------------------------------
Exhibits hereto, is complete. There are no warranties, representations, agreements or understandings not set forth in it. Any prior negotiations, statements, representations or agreements that are inconsistent with any provision in this

Agreement are merged into and superseded by this Agreement, and neither GenPharm, Japan Tobacco, Cell Genesys, Xenotech nor Abgenix has relied on any representation or promise, oral or otherwise, which is not set forth in this Agreement. This Agreement may only be amended, modified, waived or terminated by a writing signed and delivered by authorized representatives of each of the Parties, which writing specifically refers to this Agreement.


     6.3  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original.


     6.4  Governing Law.  This Agreement is to be governed by and construed
          -------------
under the laws of the State of California, without regard to conflicts of law principles.


     6.5  Attorneys' Fees.  Each Party shall bear its own costs, including
          ---------------
attorneys' fees incurred in the negotiation and execution of this Agreement.


     6.6  Heirs, Successors and Assigns.  This Agreement shall be binding upon
          -----------------------------
and inure to the benefit of the heirs, successors, representatives and permitted assigns of the Parties.


     6.7  No Party Drafter.  The Parties each warrant, represent and agree that,
          ----------------
in executing and delivering this Agreement, it has done so freely and voluntarily, with independent legal advice from its attorneys, and that this Agreement shall not be construed against any Party on the basis that such Party drafted it.


     6.8  Severable.  In the event that any provision of this Agreement becomes,
          ---------
or is declared by a court of competent jurisdiction to be, illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the Parties shall discuss in good faith appropriate revised arrangements.


     6.9  Authority to Execute.  This Agreement and all documents, certificates
          --------------------
and instruments executed or to be executed by GenPharm, Japan Tobacco, Abgenix, Xenotech or Cell Genesys in furtherance of the transactions contemplated by this Agreement have been or will be duly authorized, executed and delivered by the applicable Party.


     6.10 Authorization.  GenPharm, Japan Tobacco, Abgenix, Xenotech and Cell
          -------------
Genesys each represents and warrants that it has the full right, power and authority to execute and perform this Agreement on its own behalf.

     IN WITNESS WHEREOF, the Parties have executed this Agreement, their respective officers hereunto duly authorized, as of the day and year first above written.

CELL GENESYS, INC.                  JAPAN TOBACCO, INC.


By: /s/ Stephen A. Sherwin          By: /s/ Masakazu Kakei
   ------------------------------      ----------------------------

Name: Stephen A. Sherwin            Name: Masakazu Kakei
     ----------------------------        --------------------------
Title: Chairman & CEO               Title: Managing Director, Pharmaceutical
      ---------------------------          Business
                                           ---------------------------------


ABGENIX, INC.                       GENPHARM INTERNATIONAL, INC.


By: /s/ R. Scott Greer              By: /s/ Jonathan MacQuitty
   ------------------------------      ----------------------------

Name: R. Scott Greer                Name: Jonathan MacQuitty
     ----------------------------        --------------------------
Title: President & CEO              Title: CEO
      ---------------------------         -------------------------



XENOTECH, L.P.
BY:      XENOTECH, INC.
         ITS GENERAL PARTNER


By: /s/ Raymond M. Withy            By: /s/ Takashi Kamiya
   ------------------------------      ----------------------------

Name: Raymond M. Withy             Name:  Takashi Kamiya
     ----------------------------        --------------------------
Title: Chairman                    Title:  President & CEO
      ---------------------------         -------------------------



Approved as to form:

O'MELVENY & MYERS, LLP              GILBERT, SEGALL AND YOUNG LLP


By: /s/ George Riley                By: /s/ Neal N. Beaton
   ------------------------------      ----------------------------
   Attorneys for                       Attorneys for Japan
   Cell Genesys, Inc. and              Tobacco Inc.
   Abgenix, Inc.


LASKY, HAAS & COHLER, P.C.


By: /s/ Charles B. Cohler
   _______________________
     Attorneys for GenPharm
     International, Inc.